                                                                    EXHIBIT 23.4

To JNI Corporation:

I hereby consent to the use of my name as a director designate in the Registration Statement on Form S-1 (File No. 333-86501) of JNI Corporation.


/s/ JOHN BOLGER
----------------------

Dated: October 17, 1999